SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2000

                      Abigail Adams National Bancorp, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-10971                    52-1508198
----------------------------     ----------------------      -----------------
(State or other jurisdiction       (SEC File Number)          (I.R.S. Employer
      of incorporation)                                      Identification No.)




Registrant's telephone number, including area code:  (202) 466-4090
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 4.  Change of Accountants


     On December 1, 2000, Keller Bruner & Company, LLP became a part of the accounting firm of McGladrey & Pullen, LLP. McGladrey & Pullen, LLP will continue to provide audit services to the registrant as the successor auditing firm to Keller Bruner & Company, LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ABIGAIL ADAMS NATIONAL BANCORP, INC.


DATE: December 4, 2000                By:       /s/ Karen Schafke
                                                --------------------------------
                                                Karen Schafke
                                                Chief Financial Officer